AMENDMENT NO. 9
TO
MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 9 TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of August 24, 2007, by and between:

CAPLEASE, LP, a Delaware limited partnership (collectively, “Caplease”);

CAPLEASE, INC.  (f/k/a Capital Lease Funding, Inc.), a Maryland corporation (“Guarantor”);

CAPLEASE SERVICES CORP., a Delaware corporation (“Services”);

CAPLEASE DEBT FUNDING, LP, a Delaware limited partnership (“Funding” and together with Caplease and Services, the “Sellers”); and

WACHOVIA BANK, NATIONAL ASSOCIATION (“Buyer”).

PRELIMINARY STATEMENTS

(A) Caplease and Guarantor entered into a certain Master Repurchase Agreement, dated as of September 22, 2004 with the Buyer (“Original Repurchase Agreement”); and

(B) Caplease, Guarantor, Services and Buyer entered into that certain Amendment No. 1 to Master Repurchase Agreement, dated as of August 16, 2005 (“Amendment No. 1”); and

(C) Caplease, Guarantor, Services and Buyer entered into that certain Amendment No. 2 to Master Repurchase Agreement, dated as of August 26, 2005 (“Amendment No. 2”); and

(D) Sellers, Guarantor and Buyer entered into that certain Amendment No. 3 to Master Repurchase Agreement, dated as of June 13, 2006 (“Amendment No. 3”); and

(E) Sellers, Guarantor and Buyer entered into that certain Amendment No. 4 to Master Repurchase Agreement, dated as of August 25, 2006 (“Amendment No. 4”).

(F) Sellers, Guarantor and Buyer entered into that certain Amendment No. 5 to Master Repurchase Agreement, dated as of December 11, 2006 (“Amendment No. 5”).

(G) Sellers, Guarantor and Buyer entered into that certain Amendment No. 6 to Master Repurchase Agreement, dated as of March 30, 2007 (“Amendment No. 6”).

(H) Sellers, Guarantor and Buyer entered into that certain Amendment No. 7 to Master Repurchase Agreement, dated as of April __, 2007 (“Amendment No. 7”).

(I) Sellers, Guarantor and Buyer entered into that certain Amendment No. 8 to Master Repurchase Agreement, dated as of June 5, 2007 (“Amendment No. 8”; the Original Repurchase Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7 and Amendment No. 8 hereinafter the “Repurchase Agreement”); and

(J) The Sellers and Guarantor have requested that the Buyer amend certain provisions of the Repurchase Agreement, and the Buyer is willing to do so, all on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

ARTICLE I.

AMENDMENTS

Section 1.1.  Definitions.Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Repurchase Agreement (as amended through the date hereof).

Section 1.2.  Certain Amendments to Repurchase Agreement. The Repurchase Agreement is hereby amended as follows:

(a)  The definition of “Initial Termination Date” contained in Section 2.01 of the Repurchase Agreement is hereby amended as follows:

“Initial Termination Date”: August 23, 2008.

(b)  The definition of “CDO Closing Date” contained in Section 2.01 of the Repurchase Agreement is amended and restated as follows:

“CDO Closing Date: The Business Day on which certain Purchased Assets are repurchased by the Seller and sold into a CDO securitization transaction involving the Seller and the Purchaser.”

(c)  For any Mortgage Asset purchased under the Repurchase Agreement from and after August 24, 2007, Schedule 6 of the Repurchase Agreement is amended and restated in its entirety as set forth in Annex A hereto.

(d)  Notwithstanding anything to the contrary contained in the Repurchase Agreement, all Temporary Overadvances shall be reduced to zero (0) by the CDO Closing Date or February 24, 2008, whichever occurs earlier.

(e)  Sections 3.05(a) and 3.05(b) of the Repurchase Agreement are hereby deleted in their entirety and of no further force and effect.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

In order to induce the Buyer to enter into this Amendment, the Sellers and Guarantor hereby jointly and severally represent and warrant to the Buyer that:

Section 2.1.  No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred or be continuing under the Repurchase Agreement, or any other Agreement between the parties hereto.

Section 2.2.  Existing Representations and Warranties. As of the date hereof and after giving effect to this Amendment, each and every one of the representations and warranties set forth in the Repurchase Agreement (except for such representations and warranties that were only required to be true and correct as of a prior date) are true and correct in all material respects.

Section 2.3.  Authority; Enforceability. (a) The execution, delivery and performance by the Sellers and Guarantor of this Amendment are within their respective organizational powers and have been duly authorized by all necessary action on the part of the Sellers and Guarantor, (b) this Amendment is the legal, valid and binding obligation of the Sellers and Guarantor, enforceable against the Sellers and Guarantor in accordance with its respective terms, and (c) this Amendment and the execution, delivery and performance by the Sellers and Guarantor does not: (i) contravene the terms of any of their respective organization documents; (ii) conflict with or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which it is a party or any order, injunction, writ or decree to which the Sellers and Guarantor or their respective assets and properties are subject; or (iii) violate any Requirement of Law.

Section 2.4.  Consent. No consent, license, permit, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or other person is required in connection with the execution, delivery, performance, validity or enforceability by or against it of this Amendment.

Section 2.5.  Execution. This Amendment has been duly executed and delivered by it.

Section 2.6.  No Defenses. Neither the Sellers nor the Guarantor have any defenses, offsets, counterclaims, abatements, rights of rescission or other claims, legal or equitable, available to the Sellers or the Guarantor with respect to this Amendment, the Repurchase Agreement, the Repurchase Documents or any other instrument, document and/or agreement described herein or therein, as modified and amended hereby, or with respect to the obligation of the Sellers to repay all amounts due under the Repurchase Documents.

ARTICLE III.

CONDITIONS PRECEDENT

Section 3.1.  Conditions of Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance satisfactory to the Administrative Agent:

(a)  All of the representations and warranties of the Sellers and Guarantor set forth in this Amendment and in the Repurchase Agreement, after giving effect to this Amendment shall be true and correct in all respects, except to the extent such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall have been true and correct in all respects as of such earlier date;

(b)  The execution and delivery of this Amendment by each of the parties hereto;

(c)  Payment of all legal fees and expenses of Dechert LLP, as counsel to the Buyer, in the amount to be set forth on a separate invoice; and

(d)  Such other documents, agreements, certifications or legal opinions as the Buyer may reasonably require.

ARTICLE IV.

REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT

Section 4.1.  Effect. Except as specifically set forth herein, the Repurchase Agreement and the other ancillary documents entered into in connection therewith (collectively, “Transaction Documents”) shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

Section 4.2.  No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement or the Transaction Documents, nor constitute a waiver of any provision of the Repurchase Agreement or the Transaction Documents, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:

(i) the Repurchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Repurchase Agreement as amended hereby; and

(ii) the other Transaction Documents to the “Repurchase Agreement” shall mean and be a reference to the Repurchase Agreement as amended hereby.

Section 4.3.  Waiver. As of the date hereof, each of the Sellers and Guarantor hereby waive, release and discharge Buyer and its successors, assigns, and past, present and future affiliates, partners, participants, members, officers, directors, employees, shareholders, attorneys, and agents from any and all liabilities, duties, responsibilities, obligations, claims, demands, actions, causes of action, cases, controversies, damages, costs, losses, and expenses now existing or hereafter arising out of or in any way relating to or in connection with, directly or indirectly, the Repurchase Agreement or the Transaction Documents; provided, that, neither Buyer nor any of its successors, assigns, and past, present and future affiliates, partners, participants, members, officers, directors, employees, shareholders, attorneys, and agents has engaged in any act of gross negligence or willful misconduct in connection with the Repurchase Agreement or the Transaction Documents.

ARTICLE V.

MISCELLANEOUS.

Section 5.1.  Expenses. The Sellers and Guarantor agree to pay the Buyer upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Buyer, incurred by the Buyer in connection with the preparation, negotiation and execution of this Amendment.

Section 5.2.  Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Section 5.3.  Successors. This Amendment shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and the successors and assigns of the Buyer.

Section 5.4.  Assignment. The Sellers and Guarantor shall not assign all or any portion of this Amendment, or any rights or benefits thereof, to any person or entity without the prior written consent of the Buyer.

Section 5.5.  Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Amendment.

Section 5.6.  Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only any and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

Section 5.7.  No Modification. This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Repurchase Agreement.

Section 5.8.  Final Agreement. This Amendment represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

Remainder of Page Intentionally Blank.
Signature Page(s) Follow(s).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SELLERS:

CAPLEASE, LP, for itself and on behalf of certain special-purpose entity subsidiaries thereof

By:	CLF OP GENERAL PARTNER LLC, its General Partner

By: CapLease, Inc., the sole member of CLF OP GENERAL PARTNER LLC

By: /s/ Shawn P. Seale _______________________
Name: Shawn P. Seale _______________________
Title: Senior Vice President

CAPLEASE DEBT FUNDING, LP

By:	CLF OP GENERAL PARTNER LLC, its General Partner

By: CapLease, Inc., the sole member of CLF OP GENERAL PARTNER LLC

By: /s/ Shawn P. Seale _______________________
Name: Shawn P. Seale _______________________
Title: Senior Vice President

CAPLEASE SERVICES CORP.

By:
By: /s/ Shawn P. Seale _______________________
Name: Shawn P. Seale _______________________
Title: Senior Vice President

GUARANTOR:

CAPLEASE, INC(f/k/a Capital Lease Funding, Inc.)

By:
By: /s/ Shawn P. Seale _______________________
Name: Shawn P. Seale _______________________
Title: Senior Vice President

BUYER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
By: /s/ John Nelson _______________________
Name: John Nelson _______________________
Title: Director